Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Year Ended
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013	12/31/2014	12/31/2013
Condensed Income Statement
Interest income	$10,367	$9,906	9,926	9,278	8,566	39,477	33,497
Interest expense	844	911	920	915	927	3,590	4,065
Net interest income	9,523	8,995	9,006	8,363	7,639	35,887	29,432
Provision for loan losses	193	401	255	81	219	930	588
Net interest income after provision	9,330	8,594	8,751	8,282	7,420	34,957	28,844
Non-interest income	2,449	2,315	2,301	2,077	2,358	9,142	9,090
Non-interest expense	7,334	7,238	7,600	8,672	6,634	30,844	26,212
Income before income taxes	4,445	3,671	3,452	1,687	3,144	13,255	11,722
Provision for income taxes	1,228	953	841	364	797	3,386	2,942
Net income	$3,217	2,718	2,611	1,323	2,347	9,869	8,780

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16	0.64	0.64
Basic earnings per share	$0.34	0.30	0.28	0.14	0.27	1.06	1.12
Diluted earnings per share	$0.34	0.29	0.28	0.14	0.27	1.05	1.10
Book value per share	$13.50	13.24	13.18	12.89	12.80	13.50	12.80
Tangible book value per share	$10.08	9.80	9.71	9.44	11.02	10.08	11.02
Average basic shares outstanding	9,306,382	9,299,691	9,293,382	9,288,400	8,623,134	9,297,019	7,852,514
Average diluted shares outstanding	9,403,013	9,405,013	9,402,343	9,413,049	8,755,416	9,406,346	7,982,997
Shares outstanding at period end	9,311,318	9,305,208	9,298,270	9,292,226	9,287,536	9,311,318	9,287,536

Selected Financial Ratios
Return on average assets	1.14%	0.95%	0.91%	0.50%	0.98%	0.88%	0.93%
Return on average equity	10.18%	8.71%	8.60%	4.47%	8.48%	8.04%	9.02%
Dividend payout ratio	47.06%	53.33%	57.14%	114.29%	59.26%	60.38%	57.14%
Net interest margin (tax equivalent)	3.82%	3.57%	3.59%	3.66%	3.63%	3.66%	3.57%
Efficiency ratio (tax equivalent)	59.48%	61.97%	65.26%	80.50%	64.24%	66.44%	65.78%

Selected Balance Sheet Items
Investment securities and stock	$314,074	322,341	357,567	331,771	279,021

Loans	$698,956	685,915	691,719	685,196	574,354
Less allowance for loan losses	3,121	3,298	3,394	3,370	3,588
Net loans	$695,835	682,617	688,325	681,826	570,766

Total assets	$1,108,066	1,123,356	1,151,109	1,133,508	932,338
Total deposits	946,205	956,633	986,824	984,514	785,761
Short-term borrowings	16,645	24,954	23,523	11,215	8,655
Long-term debt	11,357	11,432	11,506	11,580	12,102
Total shareholders’ equity	125,695	123,179	122,584	119,761	118,873

Tangible common equity (TCE)	$93,277	90,579	89,800	87,017	101,893
Tangible common assets (TCA)	1,075,648	1,090,756	1,118,325	1,100,764	915,358
TCE/TA	8.67%	8.30%	8.03%	7.91%	11.13%
Loans to deposit ratio	73.87%	71.70%	70.10%	69.60%	73.10%
Equity to assets ratio	11.34%	10.97%	10.65%	10.57%	12.75%

	Three Months Ended					Twelve Months Ended
	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013	12/31/2014	12/31/2013
Selected Average Balance Sheet Items
Investment securities and stock	$311,395	348,469	347,837	302,791	284,630	327,704	295,812

Loans	$694,185	688,972	685,581	647,535	573,421	679,223	555,602
Less allowance for loan losses	3,075	3,288	3,367	3,372	3,428	3,275	3,401
Net loans	$691,110	685,684	682,214	644,163	569,993	675,948	552,201

Total assets	$1,123,949	1,140,922	1,145,300	1,071,198	953,929	1,120,515	944,659
Total deposits	967,505	976,109	991,809	922,051	809,264	964,526	812,037
Short-term borrowings	12,217	22,547	13,601	10,814	17,387	14,820	16,912
Long-term debt	11,382	11,457	11,531	11,821	12,218	11,546	12,768
Total shareholders’ equity	125,302	123,807	121,725	119,959	109,860	122,716	97,349

Asset Quality
Net charge-offs	$370	496	232	299	54
Other real estate owned	1,370	1,460	1,906	1,799	1,463
Non-accrual loans	5,625	6,264	6,243	5,374	2,961
Loans past due 90 days or more and still accruing	96	111	130	825	250
Total nonperforming loans	$5,721	6,375	6,373	6,199	3,211
Net charge-offs to average loans	0.21%	0.29%	0.14%	0.19%	0.04%
Allowance for loan losses to total loans	0.45%	0.48%	0.49%	0.49%	0.62%
Nonperforming loans to total loans	0.82%	0.93%	0.92%	0.90%	0.56%
Nonperforming assets to total assets	0.64%	0.70%	0.72%	0.71%	0.50%

Assets Under Management
LCNB Corp. total assets	$1,108,066	1,123,356	1,151,109	1,133,508	932,338
Trust and investments (fair value)	258,266	255,409	267,857	262,666	257,088
Mortgage loans serviced	120,433	123,792	128,855	133,504	90,343
Business cash management	5,811	5,846	6,307	5,871	5,647
Brokerage accounts (fair value)	132,823	127,303	126,069	120,768	115,745
Total assets managed	$1,625,399	1,635,706	1,680,197	1,656,317	1,401,161

Non-GAAP Financial Measures
Net income	$3,217	2,718	2,611	1,323	2,347	9,869	8,780
Less (add) net gain (loss) on sales of securities, net of tax	37	64	0	(3)	203	98	700
Add merger-related expenses, net of tax	26	3	46	853	71	928	981
Core net income	$3,206	2,657	2,657	2,179	2,215	10,699	9,061
Basic core earnings per share	$0.34	0.29	0.29	0.23	0.26	1.15	1.15
Diluted core earnings per share	$0.34	0.28	0.28	0.23	0.25	1.14	1.14
Adjusted return on average assets	1.13%	0.92%	0.93%	0.82%	0.92%	0.95%	0.96%
Adjusted return on average equity	10.06%	8.44%	8.67%	7.32%	7.97%	8.67%	9.29%
Core efficiency ratio (tax equivalent)	59.48%	62.46%	64.66%	68.48%	65.14%	63.62%	63.88%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
At December 31,
(Dollars in thousands)

	2014 (Unaudited)	2013
ASSETS:
Cash and due from banks	$14,235	10,410
Interest-bearing demand deposits	1,610	4,278
Total cash and cash equivalents	15,845	14,688
Investment securities:
Available-for-sale, at fair value	285,365	258,241
Held-to-maturity, at cost	22,725	16,323
Federal Reserve Bank stock, at cost	2,346	1,603
Federal Home Loan Bank stock, at cost	3,638	2,854
Loans, net	695,835	570,766
Premises and equipment, net	20,733	19,897
Goodwill	27,638	14,186
Bank owned life insurance	21,936	21,280
Other assets	12,005	12,500
TOTAL ASSETS	$1,108,066	932,338
LIABILITIES:
Deposits:
Noninterest-bearing	$213,303	164,912
Interest-bearing	732,902	620,849
Total deposits	946,205	785,761
Short-term borrowings	16,645	8,655
Long-term debt	11,357	12,102
Accrued interest and other liabilities	8,164	6,947
TOTAL LIABILITIES	982,371	813,465
SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 12,000,000 shares, issued 10,064,945 and 10,041,163 shares at December 31, 2014 and 2013, respectively	67,181	66,785
Retained earnings	69,394	65,475
Treasury shares at cost, 753,627 shares at December 31, 2014 and 2013	(11,665)	(11,665)
Accumulated other comprehensive loss, net of taxes	785	(1,722)
TOTAL SHAREHOLDERS' EQUITY	125,695	118,873
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,108,066	932,338

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013
INTEREST INCOME:
Interest and fees on loans	$8,698	7,027	32,706	27,325
Interest on investment securities –
Taxable	856	813	3,757	3,369
Non-taxable	694	641	2,713	2,573
Other short-term investments	119	85	301	230
TOTAL INTEREST INCOME	10,367	8,566	39,477	33,497
INTEREST EXPENSE:
Interest on deposits	738	813	3,161	3,602
Interest on short-term borrowings	4	7	22	25
Interest on long-term debt	102	107	407	438
TOTAL INTEREST EXPENSE	844	927	3,590	4,065
NET INTEREST INCOME	9,523	7,639	35,887	29,432
PROVISION FOR LOAN LOSSES	193	219	930	588
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,330	7,420	34,957	28,844
NON-INTEREST INCOME:
Trust income	832	708	2,903	2,518
Service charges and fees on deposit accounts	1,219	1,041	4,838	4,155
Net gain (loss) on sales of securities	56	307	149	1,060
Bank owned life insurance income	164	166	671	678
Gains from sales of mortgage loans	55	34	147	339
Other operating income	123	102	434	340
TOTAL NON-INTEREST INCOME	2,449	2,358	9,142	9,090
NON-INTEREST EXPENSE:
Salaries and employee benefits	3,866	3,704	15,762	13,487
Equipment expenses	340	324	1,316	1,232
Occupancy expense, net	526	513	2,232	2,042
State franchise tax	241	211	955	846
Marketing	162	115	703	561
FDIC insurance premiums	168	124	660	499
Merger-related expenses	34	107	1,400	1,433
Other non-interest expense	1,997	1,536	7,816	6,112
TOTAL NON-INTEREST EXPENSE	7,334	6,634	30,844	26,212
INCOME BEFORE INCOME TAXES	4,445	3,144	13,255	11,722
PROVISION FOR INCOME TAXES	1,228	797	3,386	2,942
NET INCOME	$3,217	2,347	9,869	8,780
Dividends declared per common share	$0.16	0.16	0.64	0.64
Earnings per common share:
Basic	$0.34	0.27	1.06	1.12
Diluted	0.34	0.27	1.05	1.10
Weighted average common shares outstanding:
Basic	9,306,382	8,623,134	9,297,019	7,852,514
Diluted	9,403,013	8,755,416	9,406,346	7,982,997